Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
Subsequent Events	SUBSEQUENT EVENTS

Issuance of Senior Notes and Settlement of Interest Rate Lock
In January 2019, the Company issued $350 million of 4.375% senior unsecured notes due 2029. The Company used the proceeds to pay down its revolving credit facilities.

In October and November 2018, in anticipation of conducting an offering of senior notes, the Operating Partnership entered into two interest rate lock agreements tied to the U.S. treasury rate.  These agreements were settled prior to the consummation of the described above senior note offering for an aggregate cost to the Operating Partnership of $5.7 million. See Note 20 - Derivative Instruments.
Capital Activity
Subsequent to December 31, 2018, the Company acquired eight properties and 304 acres of developable land for $327.6 million. An unconsolidated joint venture in which the Company holds a 25% interest, acquired 162.8 acres of developable land for $9.1 million.

Subsequent to December 31, 2018, the Company sold 15 properties and 193 acres of developable land and non-depreciable assets for $469.4 million. This includes land that the Company sold for $4.1 million to an unconsolidated joint venture in which the Company holds a 25% interest.

In addition to the transactions described above, during the three and nine months ended September 30, 2019, a subsidiary of the Company entered into an agreement with an entity affiliated with an employee of the Company, pursuant to which the Company waived its rights to purchase and develop a particular land parcel in the Company’s Philadelphia reportable segment in consideration for reimbursement of a portion of the infrastructure costs totaling $3.2 million previously incurred by the Company.
Asset Impairment
During the nine months ended September 30, 2019, the Company recorded $21.6 million of impairment charges which were primarily related to an office building in the Company's DC Metro segment that was sold in the three months ended September 30, 2019.

During the nine months ended September 30, 2019, a joint venture in which the Company holds a 25% interest recognized impairment charges of $26.7 million. The Company's share of these impairment charges were $6.7 million for the same period. The impairment charges are related to an office building in the Company's DC Metro reportable segment.
Comcast Technology Center Development
The development of the 219-room Four Seasons Hotel at the Comcast Technology Center (the “Project”), discussed in Note 7, was substantially complete and opened to the public in August 2019. In periods prior to 2019, the Company accrued $69.3 million relating primarily to cost overruns that it estimated were probable of being funded to third-party subcontractors under its development cost guarantees to the joint ventures that own the Project. As of September 30, 2019, the Company’s remaining accrual was $29.6 million (including estimated retainage of approximately $24 million payable to subcontractors), which accrual is reflective of amounts cumulatively funded by the Company to date.
Equity Offering and Prepayment of Senior Notes
In September 2019, the Company completed the sale of 9.2 million common shares, at a price of $50.50 per share, for net proceeds of $447.9 million. The net proceeds from this issuance were used to fund the early redemption on October 12, 2019 of the Operating Partnership's $350 million 4.75% senior notes due October 2020, repay outstanding balances on the Company's revolving credit facilities and for general corporate purposes. In conjunction with such early redemption, the Company incurred charges of approximately $9 million.
Proposed Merger with Prologis, Inc.
On October 27, 2019, the Trust, Leaf Holdco Property Trust, a Maryland real estate investment trust and wholly owned subsidiary of the Trust (“New Liberty Holdco”), and the Operating Partnership (collectively with the Trust and New Liberty Holdco, the “Company Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Prologis, Inc., a Maryland corporation (“Prologis”), Lambda REIT Acquisition LLC, a Maryland limited liability company and wholly owned subsidiary of Prologis (“Prologis Merger Sub”), Prologis, L.P., a Delaware limited partnership (“Prologis OP”), and Lambda OP Acquisition LLC, a Delaware limited liability company and wholly owned subsidiary of Prologis OP (“Prologis OP Merger Sub” and, together with Prologis, Prologis Merger Sub and Prologis OP, the “Prologis Parties”).

The Merger Agreement provides that upon the terms and subject to the conditions set forth in the Merger Agreement, (i) a newly created indirect wholly owned subsidiary of New Liberty Holdco will merge with and into the Trust (the “Liberty Merger”) with the Trust continuing as the surviving entity and as an indirect wholly owned subsidiary of New Liberty Holdco; (ii) thereafter, New Liberty Holdco will merge with and into Prologis Merger Sub (the “Topco Merger” and together with the Liberty Merger, the “Company Mergers”), with Prologis Merger Sub continuing as the surviving corporation and a wholly owned subsidiary of Prologis; (iii) immediately after the Topco Merger, Prologis will cause all of the outstanding equity interests in the Prologis Merger Sub to be contributed to Prologis OP in exchange for the issuance by Prologis OP of partnership interests in Prologis OP to other subsidiaries of Prologis; and (iv) thereafter, Prologis OP Merger Sub will merge with and into the Operating Partnership, with the Operating Partnership continuing as the surviving entity and a wholly owned subsidiary of Prologis OP (the “Partnership Merger” and together with the Company Mergers, the “Mergers”).

Under the terms of the Merger Agreement, shareholders of the Trust and holders of common units in the Operating Partnership will receive 0.675 shares of Prologis common stock and limited partnership interests in Prologis OP, respectively, for each common share of the Trust or common unit in the Operating Partnership that they own.

The board of trustees of the Trust and the board of directors of Prologis have both unanimously approved the Merger Agreement, the Mergers and the other transactions contemplated by the Merger Agreement. The transaction, which is currently expected to close in the first quarter of 2020, is subject to the approval of the Trust’s shareholders and other customary closing conditions.